UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
June 29, 2007

Commission			IRS Employer
File		State of	Identification
Number	Registrant	Incorporation	Number
000-51660	CapitalSouth Bancorp	Delaware	63-1026645

2340 Woodcrest Place, Suite 200 Birmingham, Alabama	35209
(Address of principal executive offices)	(Zip Code)

(205) 870-1939
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events

On June 29, 2007, CapitalSouth Bancorp (“CapitalSouth”) announced that it had received approval from the Federal Reserve Board of Governors for CapitalSouth's applications to acquire and merge with Monticello Bancshares (“Monticello”).

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

FORWARD-LOOKING STATEMENTS

This filing may contain forward-looking statements about CapitalSouth, Monticello and/or the combined company that involve inherent risks and uncertainties. These forward looking statements may include, among others, statements about expectations, strategic objectives, business prospects, plans, anticipated expenses and expense savings and financial results, future performance and other similar matters of CapitalSouth, Monticello and/or the combined company. Statements using such words as “may,” “will,” “expect,” “could,” “should,” “would,” “estimate,” “believe,” “plan,” “anticipate” and similar expressions are forward looking statements and are subject to numerous assumptions, risks and uncertainties.

A variety of factors may affect the operations, performance, business strategy and results of CapitalSouth, Monticello and/or the combined company and could cause actual results and experiences to differ materially from the expectations and objectives expressed in these statements. These factors include, but are not limited to, the ability to obtain required governmental and stockholder approvals of the Merger on the proposed terms and schedule; the risk that CapitalSouth and Monticello may not effect the proposed Merger; the risk that CapitalSouth and Monticello will not be able to successfully integrate Monticello, including integration of information systems and retention of key personnel; the risk that the cost savings and revenue synergies from the Merger may not be fully realized or may take longer to realize than expected; disruption from the Merger making it more difficult to maintain relationships with clients, employees or suppliers; financial market volatility; the impact of changes in financial services’ laws and regulations (including laws concerning taxes, banking, securities and insurance); technological changes; unanticipated regulatory or judicial proceedings or rulings; the impact of changes in accounting principles; actions and initiatives by current and potential competitors; the ability to retain key personnel; the failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities; and acts of terrorism or war. Additional factors that could cause CapitalSouth’s and Monticello’s results to differ materially from those described in the forward-looking statements can be found in the 2006 Annual Report on Form 10-K of CapitalSouth, and in the Quarterly Reports on Form 10-Q of CapitalSouth filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s Internet site (http://www.sec.gov). The forward-looking statements in this filing release speak only as of the date of the filing, and CapitalSouth and Monticello do not undertake any obligation to update any such forward-looking statements to reflect new or changed events.

ADDITIONAL INFORMATION ABOUT THIS TRANSACTION

The proposed Merger will be submitted to CapitalSouth's stockholders and Monticello's shareholders for their consideration. CapitalSouth has filed a preliminary registration statement on Form S-4, which contains a joint proxy statement/prospectus to be sent to the stockholders and shareholders of each company, and other relevant documents concerning the proposed Merger with the SEC. Stockholders and shareholders are urged to read the preliminary registration statement and the joint proxy statement/prospectus regarding the proposed Merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You may obtain a free copy of the registration statement and joint proxy statement/prospectus, as well as other filings containing information about CapitalSouth and Monticello, at the SEC's Internet site (http://www.sec.gov). You may also obtain these documents, free of charge, at CapitalSouth's website, www.capitalsouthbank.com under the tab "Investor Relations." Copies of the registration statement and joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the registration statement and joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Carol Marsh, Chief Financial Officer of CapitalSouth Bancorp, 2340 Woodcrest Place, Suite 200, Birmingham, Alabama 35209, telephone (205) 870-1939.

CapitalSouth and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of CapitalSouth and shareholders of Monticello in connection with the proposed merger.  Information about the directors and executive officers of CapitalSouth is set forth in the proxy statement for CapitalSouth's 2007 annual meeting of stockholders, as filed with the SEC on April 17, 2007.  Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed Merger.  You may obtain free copies of these documents as described above.

ITEM 9.01   Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press Release dated June 29, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPITALSOUTH BANCORP

July 2, 2007	By: /s/ Carol W. Marsh

Carol W. Marsh Senior Vice President, Secretary and Chief Financial Officer